UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 14, 2022

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	IMH	NYSE American
Preferred Stock Purchase Rights	IMH	NYSE American

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 26, 2004, Impac Mortgage Holdings, Inc. (the “Company”) filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) Articles Supplementary (the “Original Articles Supplementary”) setting forth the terms of the Company’s 9.375% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”).

On June 29, 2009, the Company filed Articles of Amendment (the “Articles of Amendment”) to its charter with the SDAT. The Articles of Amendment purported to amend and restate (the “Amendment and Restatement”) all the provisions of the Original Articles Supplementary.

As determined by the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, as modified in the Judgement Order by the Circuit Court for Baltimore City, dated July 24, 2018, in the matter Curtis J. Timm, et al v Impac Mortgage Holdings, Inc., et al. (the “Series B Litigation”), the Amendment and Restatement was not validly adopted pursuant to Maryland law and is of no force or effect.

On July 14, 2022, the Company filed with the SDAT a Certificate of Correction (the “Certificate of Correction”), providing that the Articles of Amendment, originally filed with the SDAT on June 29, 2009, did not receive the requisite stockholder approval and are of no force and effect, as determined in the Series B Litigation, and that the Original Articles Supplementary remain unamended.

The foregoing description of the Certificate of Correction is a summary and is qualified in its entirety by the terms of the Certificate of Correction, a copy of which is filed as Exhibit No. 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 9.01	Exhibits

Exhibit Number

3.1	Certificate of Correction, dated July 14, 2022, to the Articles of Amendment.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: July 15, 2022

	By:	/s/ Joe Joffrion
	Name:	Joe Joffrion
	Title:	Senior Vice President and General Counsel